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                                                                    EXHIBIT 10.6

                       FOURTH AMENDMENT TO LOAN AGREEMENT

         This Fourth Amendment to Loan Agreement is made as of June 18, 2003, by and between DIVERSICARE ASSISTED LIVING SERVICES NC II, LLC, a Delaware limited liability company (together with its successors and assigns, the "Borrower"), and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (together with its successors and assigns, the "Lender").

                                   RECITALS:

         A. Borrower and the Lender entered that certain Loan Agreement dated June 4, 1999, as amended by that certain First Amendment to Loan Agreement dated as of July 1, 2002, as amended by that certain Second Amendment to Loan Agreement dated as of October __, 2002, and as further amended by that certain Third Amendment to Loan Agreement dated January 1, 2003 (the "Agreement"). Unless otherwise defined in this Fourth Amendment, capitalized terms shall have the meaning given to them in the Agreement.

         B. The Borrower and the Lender desire to amend the Agreement and have agreed to execute this Fourth Amendment to evidence such modification.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the above Recitals, the Borrower and the Lender hereby amend the Agreement as follows:

         Paragraph 1.1, "Maturity Date" is hereby amended by changing the date to "July 1, 2003".

         Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

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         IN WITNESS WHEREOF, the Borrower and the Lender have caused this
Fourth Amendment to be properly executed by their respective duly authorized officers as of the date first above written.



                                DIVERSICARE ASSISTED LIVING
                                SERVICES NC II, LLC, a Delaware limited
                                liability company

                                By: Diversicare Assisted Living Services NC, LLC
                                Its: Sole Member

                                   By: /s/ William R. Council, III
                                       --------------------------------
                                   Name: William R. Council, III
                                   Title: Chief Executive Officer

                                GMAC COMMERCIAL MORTGAGE
                                CORPORATION

                                By:  /s/ Laura Y. McDonald
                                     -------------------------------
                                Its: Senior Vice President
                                     -------------------------------

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